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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): September 10, 2001



                             TELENETICS CORPORATION
             (Exact name of registrant as specified in its charter)



           California                                             33-0061894
(State or Other Jurisdiction of          0-16580                (IRS Employer
         Incorporation)          (Commission File Number)    Identification No.)



                               25111 Arctic Ocean
                              Lake Forest, CA 92630
                    (Address of Principal Executive Offices)


                                 (949) 455-4000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On September 10, 2001, Telenetics Corporation publicly disseminated a press release disclosing its withdrawal of its appeal for continued listing on the Nasdaq SmallCap Market. Telenetics' common stock began trading on the NASD's OTC Electronic Bulletin Board on September 18, 2001.

         The full text of the press release issued by Telenetics on September 10, 2001 concerning the foregoing is filed as Exhibit 99.1 to this report and is incorporated in this report by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Not applicable.

         (b)  Not applicable.

         (c)      Exhibits

                  99.1     Press Release dated September 10, 2001.

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2001

                                      TELENETICS CORPORATION

                                      By: /s/ Shala Shashani
                                          --------------------------------------
                                          Shala Shashani, Chairman of the Board,
                                          President and Chief Executive Officer


                                        3


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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number        Description of Document
------        -----------------------

99.1          Press Release dated September 10, 2001.